SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2021 (August 10, 2021)

TPB ACQUISITION CORPORATION I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40732	98-1582136
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Letterman Drive, Suite A3-1 San Francisco, CA		94128
(Address of principal executive offices)		(Zip Code)

(415) 854-7074

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	TPBAU	Nasdaq Capital Market
Class A ordinary shares included as part of the units	TPBA	Nasdaq Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share of at an exercise price of $11.50	TPBAW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 10, 2021, the Registration Statement on Form S-1 (File No. 333-253325) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of TPB Acquisition Corporation I (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On August 13, 2021 the Company consummated the IPO of 17,500,000 units. On August 13, the underwriters of the IPO elected to partially their over-allotment option for 536,299 additional units (together with the units offered and sold in the IPO, the “Units”). The closing of the Units issued pursuant to such over-allotment option exercise is expected to be consummated on August 17, 2021. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Ordinary Shares”), and one-third of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $175,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	an Underwriting Agreement, dated August 10, 2021, between the Company and Barclays Capital Inc. and Code Advisors LLC, as representatives of the underwriters named in Schedule I therein, which contains customary representations and warranties and indemnification of the underwriter by the Company;

•	a Private Placement Warrants Purchase Agreement, dated August 10, 2021, between the Company and TPB Acquisition Sponsor I, LLC (the “Sponsor”), pursuant to which the Sponsor purchased 4,071,507 private placement warrants, each exercisable to purchase one Ordinary Share at $11.50 per share, subject to adjustment, at a price of $1.50 per warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

•	a Warrant Agreement, dated August 13, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•	an Investment Management Trust Agreement, dated August 13, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•	a Registration Rights Agreement, dated August 13, 2021, among the Company, the Sponsor and certain equityholders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other equityholders, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities;

•	a Letter Agreement, dated August 13, 2021, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which the Sponsor and each executive officer and director of the Company has agreed to vote any Ordinary Share held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor;

•	an Administrative Services Agreement, dated August 13, 2021, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s initial business combination or liquidation;

•	an Indemnity Agreement, dated August 13, 2021, between the Company and each of the officers and directors of the Company, pursuant to which the Company has agreed to indemnify each officer and director of the Company against certain claims that may arise in their roles as officers and directors of the Company;

•	a Form of Forward Purchase Agreement, dated August 10, 2021 between the Company and certain equity holders of the Company whereby certain equity holders of the Company have agreed to purchase up to an aggregate of 8,750,000 Class A ordinary shares, at a price of $10.00 per share, for an aggregate purchase price of up to $87,500,000 in connection with the closing of our initial business combination; and

•	a Forward Purchase Agreement, dated August 10, 2021 between the Company and Sponsor, purusant to which Sponsor has agreed to purchase up to an aggregate of 2,500,000 forward purchase units, at a price of $10.00 per unit, for an aggregate purchase price of up to $25,000,000.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein or filed herewith as Exhibits 1.1, 10.3, 4.4, 10.1, 10.2, 10.6, 10.5, 10.4, 10.7 and 10.8 respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

On August 12, 2021, in connection with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 4,000,000 Private Placement Warrants at a price of $1.50 per Private Placement Warrant, generating total proceeds of $6,000,000 (the “Private Placement”). On August 13, the underwriters of the IPO elected to partially their over-allotment option for 536,299 additional units. In connection with such partial over-allotment option exercise, the Sponsor purchased an additional 71,507 Private Placement Warrants on August 16, 20121 at a price of $1.50 per Private Placement Warrant for an aggregate price of $107,260. The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption (except in certain circumstances when the Public Warrants are called for redemption and a certain price per Ordinary Share threshold is met) and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to and are governed by the Warrant Agreement.

Item 5.03.	Amendments to Memorandum and Articles of Association.

On August 9, 2021 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement between the Company and Barclays Capital Inc. and Code Advisors LLC

3.1	Amended and Restated Memorandum and Articles of Association.

4.4	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company.

10.1	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company.

10.2	Registration Rights Agreement among the Company, the Sponsor and certain other equityholders named therein

10.3	Private Placement Warrants Purchase Agreement between the Company and the Sponsor

10.4	Indemnity Agreement between the Company and each of the officers and directors of the Company

10.5	Administrative Services Agreement between the Company and the Sponsor

10.6	Letter Agreement among the Company, the Sponsor and the Company’s officers and directors

10.7	Form of Forward Purchase Agreement, dated August 10, 2021 between the Company and certain equity holders of the Company

10.8	Forward Purchase Agreement, dated August 10, 2021 between the Company and Sponsor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2021	TPB ACQUISITION CORPORATION I

	By:	/s/ David Friedberg
	Name:	David Friedberg
	Title:	Chief Executive Officer

5